FFC-1 P2, P4

09/13

SUPPLEMENT DATED SEPTEMBER 1, 2013

TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013

OF

FRANKLIN FLEX CAP GROWTH SECURITIES Fund

(A series of Franklin Templeton Variable Insurance Products Trust)

The summary prospectus is amended as follows:

The "Portfolio Managers" section on page FFC-S4 is revised to read as follows:

Portfolio Managers

CONRAD B. HERRMANN, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since inception (2005).

MATTHEW J. MOBERG, CPA   Vice President of Advisers and portfolio manager of the Fund since inception (2005).

ROBERT STEVENSON, CFA   Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since September 2013.

Please keep this supplement for future reference.